UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2006

RIVER CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29463 (Commission File Number)	51-0392750 (IRS Employer Identification No.)

7 Reid Street, Suite 312, Hamilton HM11, Bermuda

(Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code (441) 296 6006

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 31, 2006, River Capital Group, Inc. (“River Capital”) entered into a settlement agreement by and between River Capital and Longview Fund, LP, Longview Equity Fund, LP, Longview International Equity Fund, LP, (collectively, the “Noteholders” and, collectively with River Capital, the “Parties”) in full satisfaction of all principal and interest owing under those certain convertible notes issued to the Noteholders in 2005 and 2006 (as more fully described in the Settlement Agreement, the “Notes”) and the release of any security interests arising thereunder (the “Settlement Agreement”). The Settlement Agreement is attached hereto and is incorporated by reference herein as Exhibit 10.1.

Under the terms of the Settlement Agreement, River Capital agreed to issue to the Noteholders: (i) 11,045,474 shares of its $.001 par value common stock calculated at the rate of $0.05 per share, and (ii) an additional 925,000 shares of its $.001 par value common stock, also calculated at the rate of $0.05 per share, each issuance effective on December 31, 2006. Further, in exchange for the warrant stock issuance, the Noteholders agreed to pay River Capital cash in the amount of $46,250.00 and deliver the duly executed “Forms of Subscription” to exercise their respective Warrants.

Additionally, River Capital and Noteholders agreed to a mutual release of claims arising under the Notes, Warrants and all subscription documents related thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 above is incorporated herein by reference. The 11,045,474 shares of River Capital’s common stock issued to the Noteholders in satisfaction of the Notes and the 925,000 shares of River Capital’s common stock issued to the Noteholders in exchange for the warrants were issued in reliance upon the exemption from the registration requirements under the Securities Act of 1933, as amended (the Securities Act"), contained in Section 4(2). River Capital relied upon representations, warranties, certifications and agreements of the Noteholders including their agreement with respect to restrictions on resale, in support of the satisfaction of the conditions contained in Section 4(2) of the Securities Act. No underwriting discounts or commissions were incurred or paid in connection with this share issuance.

Item 9.01	Financial Statements and Exhibits.

Regulation S-B Number	Document
10.1	Settlement Agreement dated December 31, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER CAPITAL GROUP, INC.
January 8, 2007	By: /s/ Howard Taylor Howard Taylor, President

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